

SPARTAN

COMMAND YOUR ROAD.

INVESTOR PRESENTATION

May 2017

FORWARD LOOKING STATEMENTS

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

SPARTAN MOTORS (NASDAQ: SPAR)

A leader in the design, engineering, manufacture, and service of specialty vehicles and chassis

Operational Overview

- **Chassis, vehicles, truck bodies, and aftermarket parts for fleet and delivery, recreational vehicles, emergency response, up-fit and contract manufacturing markets**
- **2016 Sales - $591M**
  - Pro-forma (with Smeal) ~ $660M
- **2016 Net Income - $8.6M**
  - Improved by $25.6M marking most profitable year since 2009
- **Employees: 2,200**

Fleet Vehicles & Services



THE
ROAD
TO BETTER
EFFICIENCIES
RUNS
THROUGH
SPARTAN.
SPARTAN
COMMAND YOUR ROAD.

2016 Sales $278.4M

Specialty Chassis & Vehicles



THE
ROAD
TO BETTER
ADVENTURES
RUNS
THROUGH
SPARTAN.
SPARTAN
COMMAND YOUR ROAD.

2016 Sales $129.4M

Emergency Response



THE
ROAD
TO BETTER
RESCUES
RUNS
THROUGH
SPARTAN.
SPARTAN
COMMAND YOUR ROAD.

2016 Sales $183.0M

COMPANY TIMELINE

SPARTAN



SPARTAN
1975
2017
1975
Four young engineers joined to establish Spartan Motors, Inc.; George Sztykiel, William Foster, Gerald Geary, and John Knox produced the first custom fire truck cab and chassis in just a few months
SPARTAN
1984
Spartan Motors goes public on NASDAQ under the sybol "SPAR"
1994
Spartan Motors opens a dedicated R&D facility
2003
Luverne and Quality merge to form Crimson Fire
CRIMSON FIRE
2006
Spartan Chassis constructs a new facility in Charlotte, MI to meet increasing demand for fire truck chassis
2009
Spartan Motors, Inc. acquires Utilimaster, Inc.
2011
Spartan Motors, Inc. acquires Classic Fire
2013
Bristol, IN plant begins production (state-of-the-art showcase facility)
2016
Spartan constructs a new facility in Charlotte, MI to meet increasing demand for contract manufacturing
2015
Daryl Adams named President & CEO
2017
Spartan acquires Smeal Fire Apparatus.
1975
1992
1997
2005
2007
2010
2013
2015
2016
2017
1985
Spartan enters the Class A motorhome chassis (RV) market
1992
John Sztykiel named president
1997
Spartan Motors, Inc. purchases Luverne Fire Apparatus, and Quality Manufacturing
2005
Spartan provides integration, final assembly, inspection, and logistics for military vehicles (MRAP & ILAV)
2007
Spartan Chassis introduces the Furion cab/chassis and Crimson Fire receives the "Outstanding Contribution" award for the Boomer
2010
Crimson Fire aerial production relocates to Ephrata, PA
2012
Spartan Motors, Inc. acquires Bristol, IN facility
2014
Spartan announces $5MM capital investment in Emergency Response business and relocates Ocala, FL operations to Charlotte, MI and Ephrata, PA
2015
Spartan Motors celebrates its 40 year anniversary
40 YEARS
1975
2015

SPARTAN MOTORS LOCATIONS


Charlotte, MI
Headquarters
FVS
SCV
ER
Upfit



Spartan Location Statistics

- 26 facilities/office buildings
  - 2.1 million square feet
  - 235 acres
  - IN, KS, MI, NE, PA, SD, WI, MX
- 48 Dealers with coverage in 50 states, 10 provinces and 3 territories
- 2,200 employees

EXPERIENCED MANAGEMENT TEAM

SPARTAN



Spartan Motors, Inc
CEO: Daryl Adams
Since: Aug 2014
Industry Exp: 29 yrs
Midway Products Group, Lear Corporation



Spartan Motors, Inc
CFO: Rick Sohm
Since: Sep 2015
Industry Exp: 25 yrs
ArvinMeritor, DaimlerChrysler



Spartan Motors, Inc
CAO: Tom Schultz
Since: Jul 2014
Industry Exp: 25 yrs
BASF, United Technologies, American Axle



Fleet Vehicles & Services (FVS)
President: John Forbes
Since: Nov 2009
Industry Exp: 21 yrs
Utilimaster, Nautic Global Group



Specialty Chassis & Vehicles (SCV)
President: Steve Guillaume
Since: May 2015
Industry Exp: 26 yrs
Navistar



Emergency Response (ER)
President: John Slawson
Since: Nov 2015
Industry Exp: 22 yrs
Horton Emergency Vehicles, US Tanker, Oshkosh, Pierce Manufacturing

SPAR – SALES & ADJUSTED EBITDA

SPARTAN



Spartan Motors ($M)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$470.6
$469.5
$506.8
$550.4
$590.8
$675.0
2012
2013
2014
2015
2016
2017(*)
Sales
ADJ EBITDA
*Mid-point guidance



SPARTAN
FLEET VEHICLES AND SERVICES



SPARTAN
SPECIALTY VEHICLES



SPARTAN
EMERGENCY RESPONSE

SPAR – FREE CASH FLOW

Paid $10M on revolver May 9, 2017

Opportunity for additional payments



Free Cash Flow ($M)
$25
$20
$15
$10
$5
$0
-$5
-$10
-$6
$10
$3
$8
$10
$15 - $20
2012
2013
2014
2015
2016
2017E
Free Cash Flow



SPARTAN FLEET VEHICLES AND SERVICES



SPARTAN SPECIALTY VEHICLES



SPARTAN EMERGENCY RESPONSE

FVS – FLEET VEHICLES & SERVICES


FedEx

Fleet Vehicles & Services (FVS)

Market leader: 55% market share in walk-in vans

Sales $278.4M*

- Walk-in vans, van up-fit, food service & mobile retail, truck bodies,
- Alternative fuel solutions

*2016 Results

FVS – MARKET SHARE



Walk-in Market Share
Utilimaster
Morgan Olson
45%
55%



Truck Body Market Share
4%
29%
40%
26%
Utilimaster
Morgan Olson
Supreme
Others

Total Addressable Market
$6.5 Billion



Van Up-fit Market Share
5%
38%
30%
22%
5%
Utilimaster
MasterRack
Adrian Steel
Knapheide
Regional Upfitters

Source: Management's estimates

FVS – MARKET OUTLOOK

FLEET VEHICLES & SERVICES (FVS)


ARAMARK


3.9% CAGR
117,750
124,230
127,960
135,640
142,150
142,860
2015
2016
2017
2018
2019
2020
Curtainside (2.0%)
Ref./Insulated (4.6%)
Walk-in/Style (6.1%)
Parcel Delivery (3.4%)
Dry Freight (3.6%)

Van/Truck Body Outlook

- From 2013 – 2015, production in N.A. increased ~17%, driven by replacement demand needs pent-up from the recession years
- Putting this catch-up demand behind, the outlook appears to be a more steady-state annual growth of nearly 4%
- **However, in terms of product mix, the growth areas will be in the industry's premium products – walk-in vans and refrigerated/insulated units**

Source: SpecialtyTransportation.net, RVIA, FAMA, BMO Research

FVS – SALES & ADJUSTED EBITDA

SPARTAN


FVS ($M)
$300
$250
$200
$150
$100
$50
$0
$80
$70
$60
$50
$40
$30
$20
$10
$0
-$10
$208.2
$179.2
$210.5
$227.7
$278.4
2012
2013
2014
2015
2016
2017
Sales
ADJ EBITDA



SPARTAN
SPECIALTY VEHICLES


ARAMARK

SPARTAN
FLEET VEHICLES AND SERVICES



SPARTAN
EMERGENCY RESPONSE

FVS – CURRENT PRODUCTS

Step or Walk-In Vans




FedEx
Express


ARAMARK

Fleet Solutions


Coca-Cola


STARBUCKS COFFEE


stryker

Cargo Management Systems
(van up-fit)







FVS – VAN UP-FIT

Fleet & Cargo Van Up-fit Business

- Launched new 146,000 sq ft leased facility in Kansas City
  - Provide tailored up-fits of cargo vans and other fleet vehicles
  - Utilizing Ford's "ship-thru" program enables free post up-fit shipping to dealerships
  - Optimizes speed of delivery for businesses
- Operating since 2014, a 100,000 sq ft facility in Saltillo, Mexico
  - Approximately 200 contract employees
  - Current 20,000 unit capacity
  - Primarily Dodge Ram Promaster
  - Factory completions, fleet vocations, MOPAR offerings, PDI/DOT completions


Kansas City, MO
SPARTAN


Saltillo, Mexico

FVS – VAN UP-FIT MARKET OUTLOOK


N.A. Upfitted Van Volumes *(units by van type)*
500,000
400,000
300,000
200,000
100,000
0
2008
2010
2012
2014
2016
2018
2020
High case: Ducker forecast
Cargo Vans
315,494
286,798
Alternate case: IHS forecast
96,956
100,864
49,675
28,252
28,476
21,618
12,829
19,318
Box Vans
Walk-in Vans
Source: NTEA, IHS, Ducker Analysis

- Cargo van upfit volumes represent nearly 5x the volume of walk-in vans and box vans
- According to Ducker, market share among cargo van nameplates will remain relatively stable, with the Chevrolet Express and Ford Transit accounting for the majority of the market through the forecast period.
- There is a market shift towards smaller vans with fleets moving from full size vans down to mid-size vans, such as Promaster City, NV series and Ford Transmit Connect

FVS AND SCV LAST MILE DELIVERY


FVS and SCV Vehicles
Last mile delivery driving interest towards smaller, more efficient Class 1 – 6 vehicles
GVWR
26,000
19,500
16,000
14,000
10,000
6,000
Assembly – Isuzu F Series
Truck Body
Walk in / Step Van
Reach – Isuzu Diesel
Assembly – Isuzu N Gas / GM
Cut-away Van – Ford Transit
Upfit Services – Dodge Promaster / Ford Transit
Class 1
Class 2
Class 3
Class 4
Class 5
Class 6

SCV – SPECIALTY CHASSIS & VEHICLES

SPARTAN

SPARTAN



Specialty Chassis & Vehicles (SCV)

#1 brand: 400-600 hp RV chassis market

Sales $129.4M*

- Motorhome & bus chassis
- Specialty and defense group
- Isuzu: #1 contract mfr.

**2016 Results*

ENTEGRA COACH

NEWMAR

FORETRAVEL MOTORCOACH

ISUZU

Glaval Bus
A Division Of Forest River, Inc.

BAE SYSTEMS

RV – CLASS A DIESEL MARKET SHARE

- Have seen a recovery in the Class A Diesel segment since the Great Recession
- Class A Diesel has stabilized over the last few years
  - Relatively flat YOY 2016 vs. 2015
- Expect 2017 to be consistent with this trend, expecting flat YOY sales during the first half of 2017, then modest growth vs. 2016
- Long-term lifestyle trends are positive and provide optimism for industry growth in the 2-5 year outlook
- Spartan market share has seen positive growth of 22% since 2014


40%
35%
30%
25%
20%
15%
10%
5%
0%
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2012
2013
2014
2015
2016
SPAR
Class A Diesel > 400 HP
Spartan Share

Total Addressable Market
$420 Million
(Spartan makes chassis for Class A Diesel > 400 HP - 20% share)

Source: Statistical Surveys MarketScope, 1/2008 – 12/2016, U.S. Data and Management's estimates

SCV – MARKET OUTLOOK

SPECIALTY CHASSIS & VEHICLES (SCV)





RV Wholesale Shipments (units in thousands)
500
450
400
350
300
250
200
150
100
50
0
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016

Recreational Vehicle Outlook

- RV wholesale shipments continue to rise, increasing 15.1% in 2016 and 4.9% in 2015
- Total units have increased every year since 2009, driven by growth in both motorhomes and towables
- **Favorable industry trends should support continued momentum, including:**
  - Population and demographic trends
  - "Active/outdoor lifestyle" continues to grow
  - RV manufacturers are broadening offerings

Source: SpecialtyTransportation.net, RVIA, FAMA, BMO Research

SCV – SALES & ADJUSTED EBITDA


SCV ($M)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$30
$25
$20
$15
$10
$5
$0
$100.0
$125.2
$106.3
$129.5
$129.4
2012
2013
2014
2015
2016
2017
Sales
ADJ EBITDA


ARAMARK

SPARTAN
FLEET VEHICLES AND SERVICES



SPARTAN
SPECIALTY VEHICLES



SPARTAN
EMERGENCY RESPONSE

SCV – CURRENT PRODUCTS

Isuzu (N-Gas, F Series)



Recreational Vehicles: Class A Chassis



ILAV (Intl Light Armored Vehicles)



Custom Cap/Chassis Capabilities



SCV – INNOVATION



FORWARD COLLISION
DETECTION AND WARNING



Object
Detected
Following
Distance
Alert
Collision
Warning
Collision
Mitigation

Spartan Advance Protection System

- **Collision Mitigation, Warning and Active Braking**: Radar-based forward collision warning indicator first alerts the driver audibly and visually
  - Motor coach actively brakes and de-throttles
  - Always-on monitoring system that provides warnings, even when the cruise control is not set
- **Adaptive Cruise Control**: Assists the driver in maintaining a safe following distance behind the vehicle in front of them by decelerating automatically
- **Electronic Stability Control**: Automatically brakes individual coach wheels to help drivers maintain control of their coach during extreme steering maneuvers
- **Spartan Safe Haul**: Hydraulic tow vehicle braking system integrated with Spartan's chassis systems. Tow vehicles receive adequate and safe air pressure to supply optimal braking performance

ER – EMERGENCY RESPONSE



Emergency Response (ER)

Top 4 North American Fire Apparatus Manufacturer

Sales $253.0M*
- Custom fire truck cab & chassis
- Aerials, pumpers, tankers & rescues

2016 Spartan sales plus ~ $70M Smeal

Top OEM's

MARION
Darley
Alexis
SPENCER
FORT GARRY FIRE TRUCKS
4GUYS
Toyne
SVI

Top Customers

ER – MARKET SHARE


Aerial Market Share
25%
75%
Spartan/Smeal
Pierce, REV, Rosenbauer, Other


Pumper Market Share
12%
88%
Spartan/Smeal
Pierce, REV, Rosenbauer, Other

Total Addressable Market
$1.2 Billion


Chassis Market Share
18%
82%
Spartan/Smeal
Pierce, REV, Rosenbauer, Other

Source: FAMA and Management's estimates

ER – MARKET OUTLOOK

EMERGENCY RESPONSE (ER)



N.A. Fire Apparatus Industry Unit Sales



Pre-recession average
Pent-up demand, >11K units
Thousands
6
5
4
3
2
1
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Fire Apparatus Outlook

- After hitting a high point in 2008 at over 5,000 units, municipal budget cuts during the recession reduced sales more than 40% to a low in 2011
- Since that time, the market has shown some signs of improvement, but overall it has remained soft
- The lower-than-average buying since 2009 has created an estimated 11k units of pent-up demand versus pre-recession levels, which should help buoy sales over the next several years

Source: SpecialtyTransportation.net, RVIA, FAMA, BMO Research

ER – SMEAL ACQUISITION





- 2017 revenues – approximately $105M (excludes $20M inter-co SPAR chassis)
    - 2016 revenues - $70M
- ER business unit now top-four North American fire apparatus manufacturer
    - Expanded product portfolio, including industry leading premier aerials ladders and platforms
    - Reinvigorated and excited dealer channels
    - Expanded geographically – 48 dealers in 50 states, 10 provinces and 3 territories
- Integration efforts running ahead of schedule, including additional synergies identified
- ER remains on track to return to profitability on an adjusted basis in 2017

Acquisition closed on Jan 1, 2017

- $32.5M in cash consideration
- Smeal inventory reduction initiative will essentially pay for the transaction
- Paid $10M on revolver May 9, 2017


Smeal Inventory
$70
$60
$50
$40
$30
$20
$10
$-
$63
$60
$58
$44
$35
Target
$28M WC Opportunity
RM, WIP, FG ($M)
1/1/2017
1/31/2017
2/28/2017
3/31/2017
12/31/2017

ER – smeal SMEAL ACQUISITION

SPARTAN

Synergy Example

Pump module value stream improvement

- Improve pump and plumbing assembly process. Build pump module on fixture versus on chassis.
  - Eliminate large amounts of rework
  - Establish a feeder line
  - Lower WIP
- Realization Date: 01 October 2017
- Annualized Impact: $900,000



ER – FINANCIAL OUTLOOK


ER ($M)
$350
$300
$250
$200
$150
$100
$50
$0
$8
$6
$4
$2
$0
-$2
-$4
-$6
-$8
-$10
$162.3
$165.1
$190.0
$193.2
$183.0
2012
2013
2014
2015
2016
2017
Sales
ADJ EBITDA

ER Will be Profitable in 2017

- Smeal integration is running ahead of schedule
- Identified additional synergies opportunities
- Accelerates the ER turnaround timeline

Source: SpecialtyTransportation.net, RVIA, FAMA, BMO Research

ER – CURRENT PRODUCTS

Cab / Chassis



S-180 Truck Program



Aerials, Pumpers, Tankers & Rescues





S-180 Line of Pumpers

- Order to delivery in less than ½ the time of any competitor
  - Industry average delivery – 330 days
  - Addressable market 30% - 40%
  - Currently offering 11 Models
- Significant dealer interest – including newly acquired Smeal dealer network
- Well received – momentum building
  - Shipped 14 S-180 trucks in 1Q17, up from 5 in 4Q16
  - Backlog building with 18 units scheduled to be built through June, 2017

ER – INNOVATION

Side Curtain Airbags



Intelligent Seat Belts



Side Impact Protection



Outboard Sensors





Spartan Advance Protection System (APS)

- Industry's leading safety system
- 8 airbags (best competitor offers 3)
- Intelligent seat belts actively tighten and then release webbing to reduce torso injury
- Onboard sensors protect from multi-angle impact
- Ejection mitigation and anti-rollover technology

Spartan Independent Front Suspension (IFS)

- Outperforms category leader
  - Product performance
  - Vale equation (acquisition cost and cost of operation)

FINANCIAL REVIEW

FULL YEAR 2016 – CORPORATE OVERVIEW


Revenues ($ M)
700.0
600.0
500.0
400.0
300.0
200.0
100.0
$426.0
$470.6
$469.5
$506.8
$550.4
$590.8
2011
2012
2013
2014
2015
2016


Net Income (Loss) ($ M)
10.0
5.0
0.0
-5.0
-10.0
-15.0
-20.0
$0.8
-$2.5
-$6.0
$1.2
-$17.0
$8.6
2011
2012
2013
2014
2015
2016

- Sales for 2016 rose 7.3% to $590.8M from $550.4M
- **2016 net income improved $25.6M to $8.6M, or $0.25 per share, from net loss of $17M, or $0.50 per share**
- Strongest profitable full year since 2009
- Significant progress in our multi-year turnaround effort – led by:
  - Operational improvements
  - Talent upgrades
- Gross profit margin grew 370 bps to 12.3%
- Operating income improved $21.1M to $8.6M from a loss of $12.5M
  - Includes $0.9M of acquisition expenses

FULL YEAR 2016 – SEGMENT OVERVIEW


Revenues
($ in millions)
700
600
500
400
300
200
100
0
$550.4
$193.2
$129.5
$227.7
$590.8
$183.0
$129.4
$278.4
2015
2016
ER
SCV
FVS


Operating Income
($ in millions)
50
40
30
20
10
0
-10
-20
-30
-$12.5*
$4.9
$14.5
-$23.7
$8.6*
$6.8
$28.7
-$13.7
*Includes Corp Overhead
2015
2016
ER
SCV
FVS

- FVS posted a 22.3% increase in revenue to $278.4M from $227.7M, reflecting higher volume of vehicle up-fits
- FVS operating income rose 97.9% to $28.7M, reflecting favorable mix
- SCV revenues remained flat at $129.4M, due to lower motorhome shipments, offset by higher contract manufacturing
- SCV operating income grew 39.5% to $6.8M, reflecting favorable mix
- ER revenues declined 5.3% to $183.0M, from $193.2M, reflecting fewer, but more profitable shipments
- ER operating loss improved 42.4% to $13.7M from a loss of $23.7M, reflecting operational improvements and a reduction in one-time charges from a year ago

CORPORATE OVERVIEW – 1Q17



Revenue ($ M)
180.0
170.0
160.0
150.0
140.0
130.0
120.0
110.0
100.0
$133.7
$167.1
1Q16
1Q17



Adjusted EBITDA
($ M)
5
4
3
2
1
0
$2.9
$4.2
1Q16
1Q17

- Revenue for the 1Q17 increased $33.4M to $167.1M from $133.7M
  - Increase primarily driven by $35.2M in sales from Smeal acquisition
    - Excludes $5.5M inter-co chassis sales
    - Expect Smeal to contribute $105M to 2017 revenues
- **Adjusted EBITDA increased 45.7% to $4.2M from $2.9M**
  - Adjusted EBITDA margin improved 40 basis points to 2.5% of sales, from 2.1%
  - Operational improvements from implementing the Spartan Production System, lean manufacturing and continuous improvement initiatives
  - Excludes the impact of:
    - Restructuring and acquisition related expenses of $1.5M versus $0.3M last year
    - Chassis impact to Smeal of $1.1M
- Backlog of $351.3M compared to $249.5M at December 31, 2016

FLEET VEHICLES & SERVICES – 1Q17


FVS Revenues ($ M)
100.0
80.0
60.0
40.0
20.0
0.0
$59.3
$53.9
1Q16
1Q17


FVS Adjusted EBITDA ($ M)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$6.5
$6.2
1Q16
1Q17

- Revenue down 9.1% to $53.9M from $59.3M
  - Lower part and up-fit volumes offset by favorable product mix
- Adjusted EBITDA decreased $0.3M to $6.2M from $6.5M due to lower volumes
- **Adjusted EBITDA margin improved 70 basis points to 11.6% of sales from 10.9%**
  - Improved labor and manufacturing productivity
  - **Labor efficiency up to 80% from 60% a year ago**
- Backlog of $114.0M compared to $89.5M at December 31, 2016

Orders for the Reach vehicle are accelerating – running ahead of original plan

SPECIALTY CHASSIS & VEHICLES – 1Q17



SCV Revenues ($ M)
50.0
40.0
30.0
20.0
10.0
0.0
$33.3
$33.0
1Q16
1Q17



SCV Adjusted EBITDA ($ M)
5.0
4.0
3.0
2.0
1.0
0.0
$1.6
$1.5
1Q16
1Q17

- Revenue down $0.3M to $33.0M from $33.3M
  - Decline primarily due to a defense order in 2016 that did not reoccur in 2017
- SCV adjusted EBITDA declined 3.9% to $1.5M, reflecting the nonrecurring defense order
- Adjusted EBITDA margin declined 10 basis points to 4.7% of sales from 4.8% of sales
- **Backlog increased 13.4% to $22.8M compared to $20.1M at December 31, 2016**

F- Series production ramping up to 10 units per day

EMERGENCY RESPONSE – 1Q17



ER Revenues ($ M)
100.0
80.0
60.0
40.0
20.0
0.0
$41.1
$80.2
1Q16
1Q17



ER Adjusted EBITDA ($ M)
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-$3.1
-$1.3
1Q16
1Q17

- Revenue up 95.1% to $80.2M from $41.1M
  - Increase due to $35.2M in sales from Smeal acquisition
- **ER adjusted EBITDA loss improved $1.8M to $1.3M from a loss of $3.1M**
  - Reflects improved product quality, warranty costs, material efficiencies, improved vehicle mix and increased labor and manufacturing productivity
- Backlog of $214.5M compared to $139.9M at December 31, 2016
  - Includes $78.6M Smeal backlog

S-180 backlog continues to build as dealer/customer interest grows

BALANCE SHEET – 1Q17

Spartan Motors
Summary Balance Sheet

	Mar 31, 2017 (unaudited)	Dec 31, 2016 (audited)
Assets		
Cash	$ 35,412	$ 32,041
Accts Receivable	64,189	65,441
Inventory	109,153	58,896
PP&E	58,134	53,116
Other Assets	46,921	33,800
Total Assets	**$ 313,809**	**$ 243,294**
Liabilities & Shareholders' Equity		
Accts Payable	$ 35,890	$ 31,336
Long-term Debt	32,860	74
Other Liabilities	93,350	58,932
Total Liabilities	**$ 162,100**	**$ 90,342**
Shareholders' Equity	151,709	152,952
Total Liabilities & Equity	**$ 313,809**	**$ 243,294**
Total Liquidity		
Cash	$ 35,412	$ 32,041
Net Borrowing Capacity	35,514	71,057
Total Liquidity	**$ 70,926**	**$ 103,098**

- Cash on hand up 10.6% to $35.4M from $32.0M at Dec 31, 2016
- Inventory at $109.2M, up $50.3M since Dec 31, 2016
  - Includes $43.6M from Smeal acquisition
  - Excluding Smeal, base business ended Mar 31, 2017 at $65.6M, down from $71.2M at Mar 31, 2016
  - Smeal inventory down $20M at Mar 31, 2017 from the Jan 1, 2017 acquisition
- Long-term debt of $32.8M at 1Q17 reflects borrowings for the Smeal acquisition
- Total liquidity of $70.9M reflects cash on hand and borrowing capacity on $100M credit facility

FINANCIAL OUTLOOK – 2017

2017 Guidance						
	Current Guidance			Previous Guidance		
($M except per share)	Low	Mid-point	High	Low	Mid-point	High
Revenue	**$650.0**	**$675.0**	**$700.0**	**$615.0**	**$650.0**	**$685.0**
Restructuring/Acq Costs		**$3.2**			**$2.8**	
Adjusted EBITDA	**$26.5**	**$27.8**	**$29.0**	**$25.1**	**$26.7**	**$28.3**
Income tax expense	**$1.5**	**$1.9**	**$2.3**	**$1.7**	**$2.3**	**$2.8**
Interest Expense		**$0.8**			**$1.0**	
Adjusted EPS	**$0.36**	**$0.39**	**$0.41**	**$0.30**	**$0.33**	**$0.36**
Shares outstanding		**35,000**			**34,800**	

Adjusted 2017 EPS up 18% from previous guidance and up 22% over 2016

See GAAP reconciliation in Appendix

CASE FOR INVESTING IN SPAR

- **Right Management Team in Place to Lead Turnaround**
  - Nearly 95% of senior leadership is new
  - Accountable and deeper bench of talent throughout the organization
  - Realigned Company with increased footprint and scale
- **Quality / Lean Initiatives Having Positive Impact**
  - Spartan Production System and lean manufacturing initiatives driving operational excellence
  - Quality and warranty engineers added
  - Following automotive industry standard product development processes
- **Growth and Profit Improvement Plan Gaining Traction**
  - Five quarters of profitability – not achieved since 3Q2009
  - Segments well positioned for positive topline and bottom line growth
  - ER, with Smeal acquisition, on track to return to profitability in 2017, on an adjusted basis
  - Financial outlook improving – earnings growth to outpace revenue growth
  - Strong balance sheet, $35M Cash, $71M Liquidity *(as of 3/31/17)*

APPENDIX

SPARTAN MOTORS – FIVE FOCAL POINTS

1) **Turnaround Emergency Response Business**
   - *Investing in Ephrata, Expanding Capacity in Charlotte*
   - *Give Brandon Tools to Succeed*
   - *Change Go-To Market Strategy*
2) **Improve Operational Discipline & Performance**
   - *Lean Principles and Continuous Improvement*
   - *Leverage Capabilities and Share Best Practices at Each Plant*
   - *Greater Focus on Operational Metrics*
   - *Launch Spartan Production Systems Implementation*
3) **Increase Level of Accountability**
   - *For Performance / Ownership / Leadership*
   - *Proactive Integration of Duplicate / Redundant Functions*
   - *Ability to Execute Our Turnaround Plan*
4) **Improve Quality and Reduce Warranty Expense**
   - *Do the Right Things the Right Way, the First Time*
   - *Higher Quality ⟶ Greater Customer Satisfaction ⟶ Growth*
5) **Strengthen and Develop the Team**
   - *Continue to Evaluate, Coach and Mentor the Team*
   - *Continue to Develop Succession Plans for Key Positions*

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SPARTAN

Reconciliation of Non-GAAP Financial Measures

This release contains Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), free cash flow, forecasted Adjusted EBITDA, forecasted adjusted earnings per share, and forecasted free cash flow, which are all Non-GAAP financial measures. Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our operating performance. For the periods covered by this release such items consist of expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations, expenses related to a recent business acquisition, the impact of the step-up in inventory value associated with the recent business acquisition, and the impact of the business acquisition on the timing of chassis revenue recognition. We present these adjusted Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance.

The adjusted Non-GAAP measures are not measurements of our financial performance under GAAP and should not be considered as an alternative to net income attributable to Spartan Motors, Inc., earnings per shares, or net increase (decrease) in cash and cash equivalents under GAAP. These adjusted Non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, in evaluating the adjusted Non-GAAP measures, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation, despite our assessment that such expenses are infrequent or not indicative of our operating performance. Our presentation of the adjusted Non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items.

The following tables reconcile net income (loss) to Adjusted EBITDA, forecasted net income attributable to Spartan Motors, Inc. to Adjusted EBITDA, earnings per share to adjusted earnings per share, and net increase (decrease) in cash and cash equivalents to free cash flow for the periods indicated.

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,			
Spartan Motors, Inc	**2017**	% of sales	**2016**	% of sales
Net income (loss) attributable to Spartan Motors, Inc.	$ (1,098)	-0.7%	$ 543	0.4%
Add (subtract):				
Restructuring	642		339	
Intercompany chassis impact	1,112		-	
Purchase accounting impact	189		-	
Acquisition related expenses	672		-	
Deferred tax asset valuation allowance	466		(235)	
Tax effect of adjustments	(719)		(125)	
Adjusted net income (loss) attributable to Spartan Motors, Inc.	$ 1,264	0.8%	$ 522	0.4%
Net income (loss) attributable to Spartan Motors, Inc.	$ (1,098)	-0.7%	$ 543	0.4%
Add (subtract):				
Depreciation and amortization	2,325		1,786	
Taxes on income	83		93	
Interest expense	264		114	
EBITDA	$ 1,574	0.9%	$ 2,536	1.9%
Add (subtract):				
Restructuring	642		339	
Intercompany chassis impact	1,112		-	
Purchase accounting impact	189		-	
Acquisition related expenses	672		-	
Adjusted EBITDA	$ 4,189	2.5%	$ 2,875	2.1%
Diluted net earnings (loss) per share	$ (0.03)		$ 0.02	
Add (subtract):				
Restructuring	0.02		0.01	
Intercompany chassis impact	0.03		-	
Purchase accounting impact	0.01		-	
Acquisition related expenses	0.02		-	
Deferred tax asset valuation allowance	0.01		(0.01)	
Tax effect of adjustments	(0.02)		(0.00)	
Adjusted Diluted net earnings (loss) per share	$ 0.04		$ 0.02	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended March 31,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Emergency Response	$ (3,589)	-4.5%	$ (3,664)	-8.9%
Add (subtract):				
Depreciation and amortization	552		206	
Taxes on income	-		-	
Interest expense	-		-	
Earnings before interest, taxes, depreciation and amortization	$ (3,037)	-3.8%	$ (3,458)	-8.4%
Earnings before interest, taxes, depreciation and amortization	$ (3,037)	-3.8%	$ (3,458)	-8.4%
Restructuring	399		339	
Impact of acquisition on timing of chassis revenue recognition	1,112		-	
Impact of step-up in inventory value resulting from acquisition	159		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ (1,367)	-1.7%	$ (3,119)	-7.6%

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended March 31,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Fleet Vehicles and Services	$ 5,225	9.7%	$ 5,544	9.4%
Add (subtract):				
Depreciation and amortization	876		873	
Taxes on income	-		-	
Interest expense	37		45	
Earnings before interest, taxes, depreciation and amortization	$ 6,139	11.4%	$ 6,462	10.9%
Earnings before interest, taxes, depreciation and amortization	$ 6,139	11.4%	$ 6,462	10.9%
Restructuring	105		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 6,244	11.6%	$ 6,462	10.9%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended March 31,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Specialty Chassis and Vehicles	$ 1,127	3.4%	$ 1,480	4.4%
Add (subtract):				
Depreciation and amortization	310		115	
Taxes on income	-		-	
Interest expense	-		-	
Earnings before interest, taxes, depreciation and amortization	$ 1,437	4.4%	$ 1,595	4.8%
Earnings before interest, taxes, depreciation and amortization	$ 1,437	4.4%	$ 1,595	4.8%
Restructuring	96		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 1,533	4.7%	$ 1,595	4.8%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

Spartan Motors, Inc	2016	% of sales	2015	% of sales	2014	% of sales	2013	% of sales	2012	% of sales
	Twelve Months Ended December 31,									
Net income (loss)	$ 8,603	1.5%	$ (17,480)	-3.2%	$ 1,029	0.2%	$ (5,969)	-1.3%	$ (2,457)	-0.5%
Add (subtract):										
Depreciation and amortization	7,903		7,440		8,378		9,238		8,990	
Taxes on income	100		4,880		(2,103)		(1,881)		100	
Interest expense	410		365		342		311		335	
EBITDA	$ 17,016	2.9%	$ (4,795)	-0.9%	$ 7,646	1.5%	$ 1,699	0.4%	$ 6,968	1.5%
Add (subtract):										
Restructuring	1,095	-	2,855	-	2,157	0.0%	-	0.0%	9,133	0.0%
Asset impairment	406		2,234		-		4,854		-	
Product recall	3,457		8,600		-		-		-	
NHTSA settlement	-		1,184		-		-		-	
Joint venture	13		1,015		289		-		-	
Adjusted EBITDA	$ 21,987	3.7%	$ 11,093	2.0%	$ 10,092	2.0%	$ 6,553	1.4%	$ 16,101	3.4%

Emergency Response Vehicles Segment
(In thousands, unaudited)

	2016	% of sales	2015	% of sales	2014	% of sales	2013	% of sales	2012	% of sales
	Twelve Months Ended December 31,									
Net income (loss) attributable to Emergency Response	$ (13,722)	-7.5%	$ (14,838)	-7.7%	$ (1,236)	-0.7%	$ (2,683)	-1.6%	$ (1,111)	-0.7%
Add (subtract):										
Depreciation and amortization	1,143		914		1,030		1,390		1,711	
Taxes on income	70		(8,853)		(4,982)		(5,070)		(1,809)	
Interest expense	-		-		-		-		-	
Earnings before interest, taxes, depreciation and amortization	$ (12,509)	-6.8%	$ (22,777)	-11.8%	$ (5,188)	-2.7%	$ (6,363)	-3.9%	$ (1,209)	-0.7%
Earnings before interest, taxes, depreciation and amortization	$ (12,509)	-6.8%	$ (22,777)	-11.8%	$ (5,188)	-2.7%	$ (6,363)	-3.9%	$ (1,209)	-0.7%
Restructuring	1,095		2,855		2,157		-		533	
Asset impairment	406		2,234		-		4,854		-	
Product recall	3,457		7,300		-		-		-	
NHTSA settlement	-		684		-		-		-	
Joint venture expenses	13		1,015		289		-		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ (7,538)	-4.1%	$ (8,689)	-4.5%	$ (2,742)	-1.4%	$ (1,509)	-0.9%	$ (676)	-0.4%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Twelve Months Ended December 31,									
	2016	% of sales	2015	% of sales	2014	% of sales	2013	% of sales	2012	% of sales
Net income (loss) attributable to Fleet Vehicles and Services	$ 28,585	10.3%	$ 10,238	4.5%	$ 7,019	3.3%	$ (1,865)	-1.0%	$ 3,751	1.8%
Add (subtract):										
Depreciation and amortization	3,455		3,631		4,297		3,781		2,648	
Taxes on income	-		4,249		1,260		(2,103)		2,243	
Interest expense	162		85		54		38		63	
Earnings before interest, taxes, depreciation and amortization	$ 32,202	11.6%	$ 18,203	8.0%	$ 12,630	6.0%	$ (149)	-0.1%	$ 8,705	4.2%
Earnings before interest, taxes, depreciation and amortization	$ 32,202	11.6%	$ 18,203	8.0%	$ 12,630	6.0%	$ (149)	-0.1%	$ 8,705	4.2%
Restructuring	-		-		-		-		7,750	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 32,202	11.6%	$ 18,203	8.0%	$ 12,630	6.0%	$ (149)	-0.1%	$ 16,455	7.9%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Twelve Months Ended December 31,									
	2016	% of sales	2015	% of sales	2014	% of sales	2013	% of sales	2012	% of sales
Net income (loss) attributable to Specialty Chassis and Vehicles	$ 6,846	5.3%	$ 4,906	3.8%	$ 6,619	6.2%	$ 10,030	8.0%	$ 2,198	2.2%
Add (subtract):										
Depreciation and amortization	519		408		669		1,498		1,945	
Taxes on income	-		-		-		-		-	
Interest expense	-		-		-		-		-	
Earnings before interest, taxes, depreciation and amortization	$ 7,365	5.7%	$ 5,314	4.1%	$ 7,288	6.9%	$ 11,528	9.2%	$ 4,143	4.1%
Earnings before interest, taxes, depreciation and amortization	$ 7,365	5.7%	$ 5,314	4.1%	$ 7,288	6.9%	$ 11,528	9.2%	$ 4,143	4.1%
Restructuring	-		-		-		-		585	
Product recall	-		1,300		-		-		-	
NHTSA settlement	-		500		-		-		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 7,365	5.7%	$ 7,114	5.5%	$ 7,288	5.6%	$ 11,528	8.9%	$ 4,728	3.7%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	2017 Fcst	2016	2015	2014	2013	2012
Operating Activities						
Net earnings (loss)	$10,300 - $12,000	$ 8,603	$ (17,480)	$ 1,029	$ (5,969)	$ (2,457)
Depreciation & amortization	10,741	7,903	7,437	8,378	9,238	8,990
Accruals for warranty	-	12,989	15,388	6,533	5,911	3,515
Asset impairments	-	406	2,234	-	4,854	5,621
Change in working capital	10,700	(5,430)	(1,044)	(9,444)	680	(11,182)
Other, net	1,759	(1,020)	6,365	10	(1,668)	1,880
Net cash provided by operating activities (A)	33,500 - 35,200	23,451	12,900	6,506	13,046	6,367
Capital expenditures (B)	(15,200) - (18,500)	(13,410)	(4,895)	(3,463)	(3,526)	(12,468)
Payments on long-term debt	(10,000)	(5,058)	(75)	(80)	(86)	(73)
Purchase and retirement of common stock	-	(2,000)	-	(2,000)	-	-
Dividends	(3,450)	(3,444)	(3,426)	(3,427)	(3,414)	(3,383)
Other	-	(199)	(373)	327	2,939	(372)
Net increase (decrease) in cash and cash equivalents	$1,550 - $6,550	$ (660)	$ 4,131	$ (2,137)	$ 8,959	$ (9,929)
Free cash flow (A-B)	$15,000 - $20,000	$ 10,041	$ 8,005	$ 3,043	$ 9,520	$ (6,101)

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

FINANCIAL SUMMARY (Non-GAAP)
CONSOLIDATED
(In thousands, except per share data)
(Unaudited)

	Forecast Year Ending December 31, 2017		
	Low	Mid	High
Net income	$ 10,300	$ 11,150	$ 12,000
Add:			
Depreciation and amortization	10,741	10,741	10,741
Interest expense	800	800	800
Taxes	1,500	1,900	2,300
EBITDA	23,341	24,591	25,841
Add (subtract):			
Acquisition related expenses	672	672	672
Chassis shipment delay	2,487	2,487	2,487
Adjusted EBITDA	$ 26,500	$ 27,750	$ 29,000
Earnings per share	$ 0.29	$ 0.32	$ 0.34
Add:			
Acquisition related expenses	0.02	0.02	0.02
Chassis shipment delay	0.07	0.07	0.07
Less tax effect of adjustments	(0.02)	(0.02)	(0.02)
Adjusted earnings per share	$ 0.36	$ 0.39	$ 0.41

FOR MORE INFORMATION:

SPARTAN MOTORS, INC.
JURIS PAGRABS
GROUP TREASURER & DIRECTOR OF
INVESTOR RELATIONS
517.997.3842

SPARTAN®

SPARTANMOTORS.COM

